Exhibit 10.5(c)

Authorization ID: HOL419101 Page 1 of 1

Contact ID: BEAVER_CREEK FS-2700-23 (4/97)

Use Code: 161 OMB No. 0596-0082

U.S. DEPARTMENT OF AGRICULTURE

Forest Service

AMENDMENT

FOR

SPECIAL USE AUTHORIZATION

AMENDMENT NUMBER: 1

This amendment is attached to and made a part of the special use authorization (indicated above) issued to BEAVER CREEK ASSOCIATES, INC. on 11/17/1999 which is hereby amended as follows:

This amendment removes the old map dated April 17, 1997, and replaces it with a new map covering 3,801 acres, prepared by Erik J. Martin on June 11, 2002.

This Amendment is accepted subject to the conditions set forth herein, and to conditions ____N/A___ to ____N/A___ attached hereto and made a part of this Amendment.

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Holder: __//s// William A. Jensen___ Authorized Officer _//s// Martha J. Ketelle_

Holder: _________________________ Title: Forest Supervisor

Date: _______5/21/03_____________ Date: ________5/23/03________________